EXHIBIT 99.1

Golden Matrix Reports First Quarter Financial Results With Record Revenues of $11.84 Million

LAS VEGAS, NV, March 14, 2024 – Golden Matrix Group Inc. (NASDAQ:GMGI), developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today reported financial results for its first fiscal quarter ended January 31, 2024.

•	Record quarterly revenues of $11.84 million, an increase of 10% on revenues of $10.78 million in the like year-ago quarter.
•

Q1 net income of $74,505 versus a loss of $(443,521) in the like year-ago quarter. With foreign currency translation adjustments, comprehensive income was $272,396 versus a loss of $(291,262) in Q1 ’23.

•	Adjusted Q1 ’24 EBITDA of $1.19 million.*
•	Company achieves 9th consecutive quarter generating positive cash flow from operations.
•	Cash-on-hand of $17.29 million, current assets of $24.19 million, and total assets of $37.1 million as of January 31, 2024.
•	Working capital of $19.5 million and current ratio of 5.2:1 as of January 31, 2024.
•	Shareholders’ equity at $32.15 million, up from $31.1 million on October 31, 2023 (FYE).
•	Current unique casino operations and registered user numbers supported by our B2B gaming platforms of 808 and 8.3 million, respectively.
•	Company’s B2C segment, RKings Competitions, has over 338,000 registered users on its tournament platform.
•	MEXPLAY, the company’s B2C regulated casino in Mexico, has 84,000 registered users.
•

Subsequent Event: In February, the definitive proxy statement on the proposed MeridianBet Group acquisition was sent to GMGI shareholders, and a Special Meeting of Shareholders to approve the transaction is set for March 19, 2024.

Revenue contributions from the company’s B2B and B2C (RKings, MEXPLAY) segments in Q1 were $4.62 million (39%) and $7.22 million (61%), respectively.

“We are exceptionally pleased with the company’s performance in Q1 to kick-off the new fiscal year,” said Golden Matrix CEO Brian Goodman. “We achieved positive GAAP earnings and adjusted EBITDA of almost $1.2 million, we set multiple records, delivering our highest ever quarterly results for Revenue, Total Assets, Shareholder Equity and Cash-on-Hand.

The company is well-positioned for continued growth within its B2B and B2C divisions.

We continue to make significant progress towards closing the pending Meridian Bet acquisition and look forward to working to boost top-line growth and profitability once these two world class businesses have been combined.”

For additional information on Golden Matrix’s financial performance, please refer to the Company’s Form 10-Q for the first fiscal quarter ended January 31, 2024, which has been filed with the SEC today and is available at https://www.nasdaq.com/market-activity/stocks/gmgi/sec-filings or www.sec.gov.

A summary of the Company’s performance and highlights can be found at www.goldenmatrix.com/highlights.

* Adjusted EBITDA is a non-GAAP financial measure. See also “Non-GAAP Financial Measures” and “Reconciliation of Net Income attributable to Golden Matrix Group Inc., to Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense" included in the tables at the end of this release.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Non-GAAP Financial Measures

Adjusted EBITDA, which is disclosed above, is a “non-GAAP financial measure” presented as a supplemental measure of the Company’s performance. Adjusted EBITDA is not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, and also excludes stock-based compensation expense. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is not recognized in accordance with GAAP, is unaudited, and has limitations as an analytical tool, and you should not consider it in isolation, or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reﬂect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reﬂect changes in, or cash requirements for, working capital needs; Adjusted EBITDA does not reﬂect the signiﬁcant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reﬂect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. For more information on these non-GAAP ﬁnancial measures, please see the section titled “Reconciliation of Net Income (loss) attributable to Golden Matrix Group, Inc., to Adjusted Earnings excluding Interest Expense, Interest Income, Amortization Expense and Stock-based Compensation Expense” included at the end of this release.

2

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Meridian Bet Purchase Agreement, as amended and restated (the “ Purchase Agreement ”) on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of Meridian Bet Group or GMGI (collectively, the “ Purchase Agreement Parties ”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq for the continued listing of GMGI’s common stock on Nasdaq post-closing) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the Meridian Bet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by GMGI at the closing, which approvals they may not provide and/or may condition on other events; the ability to obtain approval by the GMGI’s shareholders; potential lawsuits regarding the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, high interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); GMGI’s expectations for future growth, revenues, and profitability; GMGI’s expectations regarding future plans and timing thereof; GMGI’s reliance on its management; the fact that GMGI’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over GMGI following the completion of the acquisition of Meridian Bet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI’s operations and prospects; GMGI’s ability to protect proprietary information; the ability of GMGI to compete in its market; the status of GMGI’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, GMGI’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

3

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GMGI’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI’s Quartelry Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

4

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI filed with the Securities and Exchange Commission (SEC) a definitive proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection with the Purchase Agreement and certain other matters, which, has been sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any definitive proxy statement or other document GMGI has or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from GMGI at its website, https://goldenmatrix.com/investors-overview/ . Documents filed with the SEC by GMGI will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to GMGI at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103; ir@goldenmatrix.com, or (702) 318-7548, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of GMGI in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about GMGI’s directors and executive officers and their ownership of GMGI is available in the Company’s Annual Report on Form 10-K filed with the SEC on January 17, 2024.

The sellers, Meridian Bet Group, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from GMGI’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the definitive proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GMGI using the sources indicated above.

5

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Connect with us:

X - https://twitter.com/gmgi_official

Instagram - https://www.instagram.com/goldenmatrixgroup/

Golden Matrix Group

www.goldenmatrix.com

Contact: ir@goldenmatrix.com

6

Golden Matrix Group, Inc. and Subsidiary
Consolidated Balance Sheets

	January 31,	October 31,
	2024	2023
ASSETS

Current assets:
Cash	$17,292,978	$17,100,280
Accounts receivable, net	4,031,349	3,551,383
Accounts receivable – related parties	296,472	331,246
Prepaid expenses	142,992	103,271
Short-term deposit	53,838	51,971
Inventory, prizes	2,376,836	1,714,525
Total current assets	$24,194,465	$22,852,676

Non-current assets:
Property, plant & equipment, net	40,139	46,447
Intangible assets, net	2,145,137	2,245,341
Operating lease right-of-use assets	335,702	56,643
Goodwill	10,381,710	10,381,710
Total non-current assets	12,902,688	12,730,141
Total assets	$37,097,153	$35,582,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$2,865,859	$2,847,653
Accounts payable – related parties	3,627	12,921
Accrued income tax liability	664,444	476,485
Deferred revenues	130,560	108,106
Deferred tax liability	19,748	18,819
Current portion of operating lease liability	81,086	59,089
Customer deposits	291,238	348,620
Accrued interest	123	123
Contingent liability	636,650	607,607
Total current liabilities	4,693,335	4,479,423

Non-current liabilities:
Non-current portion of operating lease liability	257,077	-
Total non-current liabilities	257,077	-
Total liabilities	$4,950,412	$4,479,423

Shareholders’ equity:
Preferred stock: $0.00001 par value; 20,000,000 shares authorized	-	-
Preferred stock, Series B: $0.00001 par value, 1,000 shares designated, 1,000 and 1,000 shares issued and outstanding, respectively	-	-
Common stock: $0.00001 par value; 250,000,000 shares authorized; 36,615,932 and 36,162,932 shares issued and outstanding, respectively	366	362
Additional paid-in capital	57,794,735	57,023,788
Accumulated other comprehensive income (loss)	124,732	(73,159)
Accumulated deficit	(25,773,092)	(25,847,597)
Total shareholders’ equity of GMGI	32,146,741	31,103,394
Total liabilities and shareholders’ equity	$37,097,153	$35,582,817

7

Golden Matrix Group, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)

	Three Months Ended
	January 31,
	2024	2023

Revenues	$11,778,656	$10,591,036
Revenues-related party	65,226	186,643
Total revenues	11,843,882	10,777,679
Cost of goods sold	(8,468,622)	(8,334,645)
Gross profit	3,375,260	2,443,034

Costs and expenses:
General and administrative expense	2,336,792	2,037,295
General and administrative expense- related party	759,264	734,694
Total operating expenses	3,096,056	2,771,989
Gain (Loss) from operations	279,204	(328,955)

Other income (expense):
Interest expense	(600)	(998)
Interest earned	39,264	11,905
Foreign exchange gain	18,817	20,213
Total other income (expense)	57,481	31,120
Net income (loss) before tax	336,685	(297,835)
Provision for income taxes	262,180	145,686
Net income (loss)	$74,505	$(443,521)

Weighted average ordinary shares outstanding:
Basic	36,276,139	33,311,667
Diluted	38,779,778	33,311,667
Net income (loss) per ordinary share attributable to GMGI:
Basic	$-	$(0.01)
Diluted	$-	$(0.01)

Statements of Comprehensive Income:
Net income (loss)	$74,505	$(443,521)
Foreign currency translation adjustments	197,891	152,259
Comprehensive income (loss)	$272,396	$(291,262)

8

Reconciliation of Net Income (loss) to Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense

	Three Month Periods Ended
	January 31,	January 31,
	2024	2023
Net income (loss)	$74,505	$(443,521)
+ Interest expense	600	998
- Interest income	(39,264)	(11,905)
+ Taxes	262,180	145,686
+ Depreciation	9,894	9,897
+ Amortization	111,546	106,666
EBITDA	419,461	(192,179)
+ Stock-based compensation	770,951	1,081,784
Adjusted EBITDA	$1,190,412	$889,605

9